Exhibit 10.9A
                              ASSIGNMENT OF PATENT

THIS IS TO FORMALLY ASSIGN THAT CERTAIN PATENT PENDING DATED JULY 28, 1995 KNOWN BY ITS SERIAL NUMBER GINMPA0195 FROM MURRAY GINSBERG TO "GINSITE" MATERIALS, INC.


/s/ Audrey Max        8/7/97                /s/ Murray Ginsberg
-------------         -----                 -------------------
WITNESS               DATE                  ASSIGNOR: MURRAY GINSBERG


/s/ Audrey Max        8/7/97                /s/ Murray Ginsberg
-------------         ------                --------------------
WITNESS               DATE                  ACCEPTED BY:

                        ASSIGNEE GINSITE MATERIALS, INC.
                       BY: MURRAY GINSBERG, PRESIDENT/CEO

                              Assignment of Patent



This is to formally assign that certain Patent Pending dated July 28.1995 known by its serial number GINMPA0195 from Progressive Technologies, Inc. (P.T.I.) to Murray Ginsberg.


/s/ Audrey Max               8/7/97          /s/ Murray Ginsberg
-------------                -------         -------------------
Witness                      Date            Assignor:
                                             Progressive Technology, Inc.
                                             Murray Ginsberg, President/CEO


/s/ Audrey Max               8/7/97          /s/ Murray Ginsberg
-------------                ------          --------------------
                                             Accepted By:
                                             Assignee:
                                             Murray Ginsberg

Word Mark             GINSITE
Owner Name            (APPLICANT) GINSITE MATERIALS, INC.
Owner Address         6781 West Sunrise Blvd.  Plantation FLORIDA 33313
                      CORPORATION FLORIDA
Attorney of
Records               RICHARD ROSS
Serial Number         74-470271
Filing Date           04/20/1998
Section 1(B)
indicator             SECTION 1 (B)
Mark Drawing
Code                  (1) TYPED DRAWING
Register              PRINCIPAL
Type of Mark          TRADEMARK
                      -----------------------------------

International
Class                 002
Goods and A resin-bound, non-porous and waterproof coating for application to all Services surfaces used in the construction and marine industries.
-------------         --------------------------